Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2019
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2018	2019
	$	$
Furniture, fixtures and equipment	11,292,451	10,931,031
Leasehold improvements	2,766,337	4,817,117
Buildings	9,388,136	10,631,419
Motor vehicles	1,078,520	1,136,398

Total	24,525,444	27,515,965
Accumulated depreciation	(10,467,117)	(9,407,535)

Property and equipment, net	14,058,327	18,108,430